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                                                                       Form 10-Q

                                   Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Patricia F. Russo, Chairman and Chief Executive Officer of Lucent Technologies Inc. (the "Company") and Frank A. D'Amelio, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2004


/s/ Patricia F. Russo
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Patricia F. Russo
Chairman and Chief Executive Officer


/s/ Frank A. D'Amelio
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Frank A. D'Amelio
Executive Vice President and
Chief Financial Officer